COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Text Block]

21. COMMITMENTS AND CONTINGENCIES

iASPEC and Bocom lease offices, employee dormitories, and factory space in Shenzhen , China. Lease agreements expired on various dates through December 2017. Afterwards only Biznest has a month-to-month based lease agreement without long term commitment. For the years ended December 31, 2017, 2016, and 2015, the rental expense was approximately $81,000, $95,000, and $219,000, respectively.

We may be subject to legal proceedings, investigations, and claims incidental to conduct of our business from time to time. We are currently subject to legal or arbitration proceedings with customers pertaining to our performance of the sales contracts. The Company estimates, with 50% of probability, a possible loss ranging from approximately $0 to $300,000, if the proceedings are ruled by arbitration.